UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36401	39-1975614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000 South Suite A
West Jordan, Utah		84088
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 801 566-6681

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2023, the Compensation Committee of the Board of Directors of Sportsman’s Warehouse Holdings, Inc. (the “Company”) approved the Company entering into a retention bonus agreement (the “Retention Agreement”) with Jeff White, Chief Financial Officer of the Company. The Retention Agreement was entered into on April 27, 2023. Pursuant to the Retention Agreement, the Company will pay cash retention bonuses to Mr. White of (i) $87,500 (the “First Bonus Installment”) within 30 days of May 1, 2023, and (ii) $87,500 (the “Second Bonus Installment”) within 30 days of May 1, 2024 (the “Second Retention Date”). In the event that Mr. White voluntarily terminates his employment with the Company and its subsidiaries prior to the Second Retention Date for any reason or if the Company or its subsidiaries terminate Mr. White for cause prior to the Second Retention Date, Mr. White will not be eligible to receive the Second Bonus Installment and will be required to repay the Company an amount equal to the after-tax amount of the First Bonus Installment received by Mr. White. In the event that the Company or its subsidiaries terminate Mr. White’s employment without cause prior to the Second Retention Date then, subject to certain conditions, Mr. White will be eligible to receive the Second Bonus Installment and Mr. White will not be required to repay any portion of the First Bonus Installment.

The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by the full text of the Retention Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1.	Retention Agreement, dated April 27, 2023

Exhibit 104.	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

Date:	May 2, 2023	By:	/s/ Jeff White
Jeff White, Secretary and Chief Financial Officer